UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________


                                    FORM 8-K



                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 15, 2000
                (Date of Earliest Event Reported): ______________


                                  UNICORP, INC.

              (Exact name of Registrant as specified in its charter)



     NEVADA                      2 - 273389                      75-1764386

(state or other               (Commission File                (I.R.S. Employer
jurisdiction of                   Number)                    identification No.)
 incorporation)


                             10555 Turtlewood Court
                                   Suite 1406
                              Houston, Texas 77072

               (Address of Principal Executive Offices)(Zip Code)


                                 (281) 933-4874

             (Registrant's  telephone number, including area  code)


                            502 North Division Street
                            Carson City, Nevada 89703

          (Former name or former address, if changed since last report)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

     Not  Applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  Applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVABLE.

     Not  Applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     Not  Applicable.

ITEM  5.     OTHER  EVENTS.

     NOTICE TO ANY PERSON WHO MAY BE CONSIDERING PURCHASING ANY SECURITY OF UNICORP, Inc. CORPORATION ("REGISTRANT" OR "COMPANY"). YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AMONG OTHERS, IN MAKING ANY DECISION TO PURCHASE ANY SECURITY OF THE COMPANY, PARTICULARLY ITS PUBLICLY TRADED COMMON SHARES:

     (1) The annual Financial Statements included in Item 7 of our Form 10-KSB for the fiscal year ending December 31, 1999 ("1999 10KSB"), and for the fiscal year ending December 31, 1998 ("1998 10KSB"), are UNAUDITED (collectively the "Unaudited Annual Financials"). The Unaudited Annual Financials included in the 1999 10KSB and 1998 10KSB should not be relied upon by any person as a basis for considering a purchase of our common stock. The Unaudited Annual Financials are not a reliable basis for considering a purchase of our securities. No person who may be considering purchasing any of the Company's securities should rely upon the Unaudited Annual Financials included in our 1999 10KSB and 1998 10KSB in making a decision to purchase our securities. Further, because our quarterly filings for the interim periods December 31, 1998 and thereafter ("10QSB Filings") include unaudited financial statements (collectively the "Unaudited Quarterly Financials") that are based upon the Unaudited Annual Financials contained in our 1999 10KSB and 1998 10KSB, no person who may be considering purchasing any security of Unicorp should rely upon the Unaudited Quarterly Financials included in our 10QSB Filings in making a decision to purchase our securities.

     (2) The Unaudited Annual Financials and the Unaudited Quarterly Financials include as a Balance Sheet asset item a Mineral Interest valued at $10,200,000. That asset represented our purchase of 58,385.71 tons of zeolite from Equitable Assets Incorporated in exchange for an equity position in Registrant. As a result of various transactions between Equitable and the Company, that $10,200,000 is also accounted for in the Total Liabilities & Equity section of the Balance Sheet as Capital, thus increasing Equity by a like amount.

          Management has determined that the zeolite Mineral Interest has little or no financial value to the Company either as an asset or revenue source and expects to restate, write down or write off the value of the Mineral Interest in restated and/or subsequent financial statements. It is likely that any of the above actions will result in a reduction in our Balance Sheet Assets of $10,200,000 and a reduction in our Equity of $10,200,000 (as reflected in the Unaudited Annual Financials and the Unaudited Quarterly Financials).

          No person who may be considering purchasing any security of Unicorp should rely upon the existence or value of the Mineral Interest as stated in the Unaudited Annual Financials and the Unaudited Quarterly Financials in making a decision to purchase our securities.

     (3) We have no present business or business plan other than to seek a profitable business combination, most likely in a reverse acquisition or similar transaction. Accordingly, our plan is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders.

          We are presently pursuing our business plan, which includes qualifying ourselves for quotation on the Over the Counter Bulletin Board ("OTCBB") as we enter the arena of seeking any business combination by reverse acquisition. The process of qualifying for OTCBB requires first that we meet all requirements of a reporting company pursuant to our 1934 Act Registration Statement, and that such 1934 Registration Statement and annual reports filed pursuant thereto contain audited annual financial statements, among other things, and be clear of SEC comments. The process next requires that a Broker/Dealer make a submission to the National Association of Securities Dealers ("NASD") for permission to publish quotations for the purchase and sale of our common stock on the OTCBB. It would be our policy to employ a consultant to seek a broker/dealer to become such a submitting market-maker in our common stock. Neither us, nor any of our affiliates, are Broker/Dealers or NASD members. Since our common stock is presently quoted on the Pink Sheets, it is likely that one or more existing Market-Makers would apply for up-grade from the Pink Sheets to the OTCBB, without the necessity of us employing any consultants therefor. When and if an NASD member Broker/Dealer might make such a submission to NASD, the Staff of NASD would evaluate the submission, and the due diligence investigation, and would make comments and requests for further information, deemed appropriate to that Staff, over a period of some months, before granting permission for the submitting Market-Maker to begin publishing quotations. Until such time as permission may be granted, no quotations would be published on the OTCBB. While quotations might be published on the Pink Sheets, such quotations do not, in the judgment of Management, constitute the basis for the creation or development of an orderly trading market for our common stock. In arriving at this opinion, that the Pink Sheets do not constitute the equivalent of OTCBB, Management considers not only its own opinion, but its assessment of the opinions of those with whom it might evaluate a reverse acquisition. Accordingly, Management reports its conclusion that a search for an acquisition target may be premature, and that it may remain premature until and unless our common stock may be quoted on the OTCBB.


                                          -3

          We do not expect to be able to begin consideration of any acquisitions for two to six months. We cannot expect to identify or commit ourselves to any acquisition within the next twelve months, or perhaps longer for the following reasons. It is not our policy or practice, our Management or principal shareholders to advertise, or travel in search of possible targets. We do not command the capital or liquidity with which to conduct such a search, and do not expect to be able to engage in any capital formation or loan funding activities for that purpose. While incidental advances by officers, directors or principal shareholders for corporate maintenance, filing fees, legal and professional, and auditing are foreseeable, no one has any intention of general funding or funding search, advertising or other promotion. Accordingly, our future prospects are likely to await such serendipitous referral or introduction as may lead to conversations with potential target businesses. The search for a profitable business combination, accordingly, must be understood as an essentially passive one, relying mostly on word of mouth. It is possible that business brokers or promoters may at some point approach management with a proposal. No estimate can be made when and if such a passive search might yield an acquisition target.

          When and if a probable acquisition target may be identified, or may identify us, Management will conduct extensive due diligence and evaluation of the target, based upon the financial statements of an acquisition target, our foreseeable requirements for capital, and realistic potential of the target to attract the capital we may require, and management's evaluation of our ability to achieve our plan for profitability. No acquisition would be made if Management were not satisfied that our plan for profitability and viability were sound and in the interests of shareholders. We will continue our evaluation of opportunities until an attractive business combination is accomplished, no matter how long it may take.

          We have no immediate need for current capital formation in our present stage from outside sources. This means that we expect to maintain our corporate and other filings and reports during the next twelve months.

ITEM  6.     RESIGNATIONS  OF  THE  REGISTRANT'S  DIRECTORS.

     Not  Applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Exhibits

     None.

ITEM  8.     CHANGE  IN  FISCAL  YEAR.

     Not  Applicable.


                                          -4

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNICORP,  INC.



Dated: December 15, 2000               BY:     /S/  Louis  Mehr
                                               LOUIS  MEHR,  PRESIDENT


                                          -5